         THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES
           ACT OF 1933. THEY MAY NOT BE SOLD OR OTHERWISE TRANSFERRED
         UNLESS THEY ARE REGISTERED UNDER SUCH ACT AND APPLICABLE STATE
                      SECURITIES LAWS OR AN EXEMPTION FROM
                           REGISTRATION IS AVAILABLE.


                                 6,000 Warrants
              Void after 5:00 p.m., New York time on July 30, 1998.

                        WARRANT TO PURCHASE COMMON STOCK
                                       OF
                                ARIEL CORPORATION

         This warrant certificate ("Warrant Certificate") certifies that, for value received, Susan M. Paduano or registered assigns (the "Warrant Holder") is the owner of the number of warrants ("Warrants") specified above, each of which entitles the holder thereof to purchase, at any time on or before the Expiration Date, as hereinafter defined, one fully paid and non-assessable share of Common Stock, (as defined herein), par value $.001 per share, of Ariel Corporation
(the "Company"), a Delaware corporation, at a purchase price of $2.72 per share in lawful money of the United States of America in cash or by check or a combination of cash and check, subject to adjustment as hereinafter provided.

         1. WARRANT: EXERCISE PRICE.

         1.1 Each Warrant shall entitle the Warrant Holder the right to purchase one share of Common Stock of the Company (individually, a "Warrant Share" severally, the "Warrant Shares").

         1.2 Subject to the condition precedent described in Section 1.3 hereof, the purchase price payable upon exercise of each Warrant ("Exercise Price") shall be $2.72, subject to adjustment as hereinafter provided. The Exercise Price and number of Warrants evidenced by each Warrant Certificate are subject to adjustment as provided in Article 7.

         2. EXERCISE OF WARRANT: EXPIRATION DATE.

         2.1 This Warrant Certificate is exercisable in whole or from time to time in part, at the option of the Warrant Holder, at any time one year after the date of issuance and on or before the Expiration Date, upon surrender of this Warrant Certificate to the Company together with a duly completed form of exercise and payment of the Exercise Price. In the case of exercise of less than all the Warrants represented by this Warrant Certificate, the Company shall cancel the Warrant Certificate upon the surrender thereof and shall execute and deliver a new Warrant Certificate for the balance of such Warrants.

         2.2 The term "Expiration Date" shall mean 5:00 p.m., New York time on July 30, 1998, or if such date shall in the State of New York be a holiday or a day on which banks are authorized to close, then 5:00 p.m., New York time the next following day which in the State of New York is not a holiday or a day on which banks are authorized to close or in the event of any merger, consolidation, or sale of substantially all the assets of the company as, an entirety, resulting in any distribution to the Company's stockholders, prior to the Expiration Date, the Warrant Holder shall have the right to exercise this Warrant commencing at such time through the Expiration Date into the kind and amount of shares of stock and other securities and property (including cash) receivable by a holder of the number of shares of Common Stock into which this Warrant might have been exercisable immediately prior thereto.

         3. REGISTRATION AND TRANSFER ON COMPANY BOOKS.

         3.1 The Company shall maintain books for the registration and transfer of Warrant Certificates.

         3.2 Prior to due presentment for registration of transfer of this Warrant Certificate, the Company may deem and treat the registered holder as the absolute owner thereof.

         3.3 The Company shall register upon its books any transfer of a Warrant Certificate upon surrender of same to the company accompanied (if so required by the Company) by a written instrument of transfer duly executed by the registered holder or by a duly authorized attorney. Upon any such registration of transfer, new Warrant Certificate(s) shall be issued to the transferees) and the surrendered Warrant Certificate shall be canceled by the Company. A Warrant Certificate may also be exchanged, at the option of the holder, for new Warrant Certificates representing in the aggregate the number of Warrants evidenced by the Warrant Certificate surrendered.

         4. RESERVATION OF SHARES. The Company covenants that it will at all times reserve and keep available out of its authorized Common Stock, solely for the purpose of issue upon exercise of the Warrants, such number of shares of Common Stock as shall be issuable upon the exercise of all outstanding Warrants. The Company covenants that all shares of Common Stock which shall be issuable upon exercise of the Warrants shall be duly and validly issued and fully paid and non-assessable and free from all taxes, liens and charges with respect to the issue thereof, and that upon issuance such shares shall be listed on each national securities exchange, if any, on which the other shares of outstanding Common Stock of the Company are then listed.

         5. EXCHANGE, TRANSFER, ASSIGNMENT OF LOSS OR MUTILATION OF WARRANT CERTIFICATE. This Warrant Certificate is exchangeable, without expense, at the option of the Warrant Holder, upon presentation and surrender hereof to the Company or at the office of its stock transfer agent, if any, for other warrants of different denominations entitling the holder thereof to purchase in the aggregate the same number of shares of Common Stock purchasable hereunder. This Warrant Certificate is not transferable other than by will or pursuant to the laws of descent and distributions), and may not be assigned or hypothecated, for a period of one year from July 30, 1993. Upon surrender of this Warrant Certificate to the Company at its principal office or at the office of its transfer agent, if any, with the Assignment Form annexed hereto duly executed and funds sufficient to pay any transfer tax, the Company shall, without charge, execute and deliver a new Warrant Certificate in the name of the assignee named in such instrument of assignment and this Warrant Certificate shall be promptly canceled. This Warrant may be divided or combined with other warrants which carry the same rights upon presentation hereof at the principal office of the Company or at the office of its stock transfer agent, if any, together with a written notice specifying the names and denominations in which new Warrants are to be issued and signed by the Warrant Holder hereof. The term "Warrant Certificate" as used herein includes any Warrant Certificates into which this Warrant Certificate may be divided or exchanged. Upon receipt by the Company of reasonable evidence of the ownership of and the loss, theft, destruction or mutilation of this Warrant Certificate and, in the case of loss, theft or destruction, of indemnity reasonably satisfactory to the Company, or, in the case of mutilation, upon surrender and cancellation of the mutilated Warrant Certificate, the Company shall execute and deliver in lieu thereof a new Warrant Certificate of like tenor and date representing an equal number of Warrants.

         6. RIGHTS OF THE HOLDER. The Warrant Holder shall not, by virtue hereof, be entitled to any rights of a stockholder in the Company, either at law or equity, and the rights of the Warrant Holder are limited to those expressed in the Warrant Certificate and are not enforceable against the Company except to the extent set forth herein.

         7. ADJUSTMENT OF PURCHASE PRICE AND NUMBER OF SHARES DELIVERABLE. The Exercise Price and the number of shares of Common Stock purchasable pursuant to each Warrant shall be subject to adjustment from time to time as hereinafter set forth in this Section 7:

                  (a) In case the Company shall (i) declare a dividend or make a distribution an its outstanding shares of Common Stock in shares of Common Stock, (ii) subdivide or reclassify its outstanding shares of Common Stock into a greater number of shares, or (iii) combine or reclassify its outstanding shares of Common Stock into a smaller number of shares, the Exercise Price in effect at the time of the record date f or such dividend or distribution or of the effective date of such subdivision, combination or reclassification shall be adjusted so that it shall equal the price determined by multiplying the Exercise Price by a fraction, the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to such action, and the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such action. Such adjustment shall be made successively whenever any event listed above shall occur.

                  (b) In case the Company shall fix a record date for the issuance of rights or warrants to all holders of its Common Stock entitling them to subscribe for or purchase shares of Common Stock (or securities convertible into Common Stock) at a price (the "Subscription Price") (or having a conversion price per share) less than $2.27 per share on the record date mentioned below, the Exercise Price shall be adjusted so that the same shall equal the price determined by multiplying the Exercise Price in effect immediately prior to the date of such issuance by a fraction, the numerator of which shall be the sum of the number of shares of Common Stock outstanding on the record date mentioned below and the number of additional shares of Common Stock which the aggregate offering price of the total number of shares of Common Stock so offered (or the aggregate conversion price of the convertible securities so offered) would purchase at such current market price per share of the Common Stock, and the denominator of which shall be the sum of the number of shares of Common Stock outstanding on such record date and the number of additional shares of Common Stock offered for subscription or purchase (or into which the convertible securities so offered are convertible). Such adjustment shall be made successively whenever such rights or warrants are issued and shall become effective immediately after the record date for the determination of shareholders entitled to receive such rights or warrants; and to the extent that shares of Common Stock are not delivered (or securities convertible into Common Stock are not delivered) after the expiration of such rights or warrants the Exercise Price shall be readjusted to the Exercise Price which would then be in effect had the adjustments made upon the issuance of such tights or warrants been made upon the basis of delivery of only the number of shares of Common Stock (or securities convertible into Common Stock) actually delivered.

                  (c) In case the Company shall hereafter distribute to the holders of its Common Stock evidences of its indebtedness or assets (excluding cash dividends or distributions and dividends or distributions referred to in Subsection (a) above) or subscription rights or warrants (excluding those referred to in Subsection (b) above), then in each such case the Exercise Price in effect thereafter shall be determined by multiplying the Exercise Price in effect immediately prior thereto by a fraction, the numerator of which shall be the total number of shares of Common Stock outstanding multiplied by $2.27, less the fair market value (as determined by the Company's Board of Directors) of said assets or evidences of indebtedness so distributed or of such rights or warrants, and the denominator of which shall be the total number of shares of Common Stock outstanding multiplied by $2.27. Such adjustment shall be made successively whenever such a record date is fixed. Such adjustment shall be made whenever such distribution is made and shall become effective immediately after the record date for the determination of shareholders entitled to receive such distribution.

                  (d) In case the Company shall issue shares of its Common Stock excluding shares issued (i) in any of the transactions described in Subsection
(a) above, (ii) upon exercise of options granted to the Company's employees under a plan or plans adopted by the Company's Board of Directors and approved by its stockholders, if such shares would otherwise be included in this Subsection (d), and (iii) to shareholders of any corporation which merges into the Company in proportion to their stock holdings of such corporation immediately prior to such merger, upon such merger, or issued in a bona fide public offering pursuant to a firm commitment underwriting, but only if no adjustment is required pursuant to any other specific subsection of this Section 7 (without regard to subsection (i) below) with respect to the transaction giving rise to such rights for a consideration per share (the "Offering Price") less than $2.27 per share on the date the Company fixes the offering price of such additional shares, the Exercise Price shall be adjusted immediately thereafter so that it shall equal the price determined by multiplying the Exercise Price in effect immediately prior thereto by a fraction, the numerator of which shall be the sum of the number of shares of Common Stock outstanding immediately prior to the issuance of such additional shares and the number of shares of Common Stock which the aggregate consideration received, (determined as provided in Subsection (g) below) for the issuance of such additional shares would purchase at $2.27 per share of Common Stock, and the denominator of which shall be the number of shares of Common Stock outstanding immediately after the issuance of such additional shares. Such adjustment shall be made successively whenever such an issuance is made.

                  (e) In case the Company shall issue any securities convertible into or exchangeable for its common Stock (excluding securities issued in transactions described in Subsections (b) and (c) above) for a consideration per share of Common Stock (the "Convertible Price") initially deliverable upon conversion or exchange of such securities (determined as provided in Subsection
(g) below) less than current market price per share or fair market value per share, as the case may be (as defined in Subsection (h) below) in effect immediately prior to the issuance of such securities, the Exercise Price shall be adjusted immediately thereafter so that it shall equal the price determined by multiplying the Exercise Price in effect immediately prior thereto by a fraction, the numerator of which shall be the sum of the number of shares of Common Stock outstanding immediately prior to the issuance of such securities and the number of shares of Common Stock which the aggregate consideration received (determined as provided in Subsection (g) below) for such securities would purchase at the then current market price per share or fair market value per share as the case may be per share of Common Stock, and the denominator of which shall be the sum of the number of shares of Common Stock outstanding immediately prior to such issuance and the maximum number of shares of Common Stock of the Company deliverable upon conversion of or in exchange for such securities at the initial conversion or exchange price or rate. Such adjustment shall be made successively whenever such an issuance is made.

                  (f) Whenever the Exercise Price payable upon exercise of each Warrant is adjusted pursuant to Subsections (a), (b), (c), (d) and (e) above, the number of shares purchasable upon exercise of this Warrant shall simultaneously be adjusted by multiplying the number of shares initially issuable upon exercise of this Warrant by the Exercise Price in effect on the date hereof and dividing the product so obtained by the Exercise Price, as adjusted.

                  (g) For purposes of any computation respecting consideration received pursuant to Subsections (d) and (e) above, the following shall apply:

                           (A) in the case of the issuance of shares of Common
Stock for cash, the consideration shall be the amount of such cash, provided that in no case shall any deduction be made for any commissions, discounts or other expenses incurred by the Company for any underwriting of the issue or otherwise in connection therewith;

                           (B) in the case of the issuance of shares of Common
Stock for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the air market Value thereof as determined in good faith by the Board of Directors of the Company (irrespective of the accounting treatment thereof), whose determination shall be conclusive; and

                           (C) in the case of the issuance of securities
convertible into or exchangeable for shares of Common Stock, the aggregate consideration received therefor shall be deemed to be the consideration received by the Company for the issuance of such securities plus the additional minimum consideration, if any, to be received by the Company upon the conversion or exchange thereof (the consideration in each case to be determined in the same manner as provided in clauses (A) and (B) of this Subsection (g).

                  (h) For the purposes of any computation under Subsection (e) above, the current market price per share of Common Stock at any date shall be deemed to be the average of the daily closing prices for 10 consecutive business days before such date. The closing price for each day shall be the last available sale price regular way or, in case no such reported sale takes place on such day, the average of the last reported bid and asked prices regular way, in either case on the principal national securities exchange on which the Common Stock is admitted to trading or listed, or if not listed or admitted to trading on such exchange, the average of the highest reported bid and lowest reported asked prices as reported by NASDAQ, or other similar organization if NASDAQ is no longer reporting such information, or if not so available, the fair market price as determined by the Border of Directors.

                  (i) No adjustment in the Exercise Price shall be required unless such adjustment would require an increase or decrease of at least two cents ($.02) in such price; provided, however, that any adjustments which by reason of this Subsection are not required to be made shall be carried forward and taken into account in any subsequent adjustment required to be made hereunder. All calculations under this Section 7 shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be. Anything in this Section 7 to the contrary notwithstanding, the Company shall be entitled, but shall not be required, to make such changes in "the Exercise Price, in addition to those required by this Section 71 as it shall determine, in its sole discretion, to be advisable in order that any dividend or distribution in shares of Common Stock, or any subdivision, reclassification or combination of Common stock, hereafter made by the Company shall not result in any Federal income tax liability to the holders of Common Stock or securities convertible into Common Stock (including Warrants).

                  (j) Whenever the Exercise Price is adjusted, as herein provided, the Company shall promptly but no later than 10 days after any request for such an adjustment by the Warrant Holder, cause a notice setting forth the adjusted Exercise Price and adjusted number of shares issuable upon exercise of each Warrant, and, if requested, information describing the transactions giving rise to such adjustments, to be mailed to the Warrant Holders at their last addresses appearing in the Warrant Register, and shall cause a certified copy thereof to be mailed to its transfer agent, if any. In the event the Company does not provide the Warrant Holder with such notice and information within 10 days of a request by the Warrant Holder, then notwithstanding the provisions of this Section 7, the Exercise Price shall be immediately adjusted to equal the lowest offering Price, Subscription Price or Conversion Price, as applicable, since the date of this warrant, and the number of shares issuable upon exercise of this Warrant shall be adjusted accordingly. The Company may retain a firm of independent certified public accountants selected by the Board of Directors (who may be the regular accountants employed by the Company) to make any computation required by this Section 7, and a certificate signed by such firm shall be conclusive evidence of the correctness of such adjustment.

                  (k) In the event that at any time, as a result of an adjustment made pursuant to Subsection (a) above, the Warrant Holder of this Warrant thereafter shall become entitled to receive any shares of the Company, other than Common Stock, thereafter the number of such other shares so receivable upon exercise of this Warrant shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common stock contained in Subsections (a) to (h), inclusive above.

                  (l) Irrespective of any adjustment in the Exercise Price or the number or kind of shares purchasable upon exercise of this Warrant, Warrants theretofore or thereafter issued may continue to express the same price and number and kind of shares as are stated in the similar Warrants initially issuable pursuant to this Agreement.

         8. FRACTIONAL SHARES. No fractional shares shall be issued upon the exercise fraction of a share called for upon any exercise hereof, the
 Company shall pay to the Warrant Holder an amount in cash equal to such fraction multiplied by the current market value of a share, determined as follows:

                  (a) If the Common Stock is listed on a National Securities Exchange or admitted to unlisted trading privileges on such exchange or listed for trading on the NASDAQ system, the current market value shall be the last reported sale price of the Common Stock on such exchange or system on the last business day prior to the date of exercise of this Warrant or if no such sale is made on such day, the average closing bid and asked prices for such day on such exchange or system; or

                  (b) If the Common Stock is not so listed or admitted to unlisted trading privileges, the current market value shall be the mean of the last reported bid and asked prices reported by the National quotation Bureau, Inc. on the last business day prior to the date of the exercise of this Warrant; or

                  (c) If the Common Stock is not so listed or admitted to unlisted trading privileges and bid and asked prices are not so reported, the current market value shall be an amount, not less than book value thereof as at the end of the most recent fiscal year of the Company ending prior to the date of the exercise of the Warrant, determined in such reasonable manner as may be prescribed by the Board of Directors of the Company.

         9. OFFICER'S CERTIFICATE. Whenever the Exercise Price shall be adjusted as required by the provisions of Section 7, the Company shall forthwith file in the custody of its Secretary or Assistant Secretary at its principal office and with its stock transfer agent, if any, an officer's certificate showing the adjusted Exercise Price as herein provided setting forth in reasonable detail the facts requiring such adjustment, including a statement of the number of additional shares of Common Stock, if any, and such other facts as shall be necessary to show the reason for and the manner of computing such adjustment. Each such officer's certificate shall be made available at all reasonable times for inspection by the holder or any holder of a Warrant executed and delivered pursuant to Section 2, and the Company shall, forthwith after each such adjustment, mail a copy by certified mail of such certificate to the Warrant Holder or any such holder.

         10. NOTICES TO WARRANT HOLDERS. So long as this Warrant shall be outstanding, (i) if the Company shall pay any dividend or make any (distribution upon the Common Stock; or (ii) if the Company shall offer to the holders of Common Stock for subscription or purchase by them any shares of any class or any other rights; or (iii) if any capital reorganization of the Company, reclassification of the capital stock of the Company, consolidation or merger of the Company with or into another corporation, sale, lease or transfer of all or substantially all its property and assets of the Company to another corporation, or voluntary or involuntary dissolution, liquidation or winding up of the Company shall be effected, then in any such case, the Company shall cause to be mailed by certified mail to the Warrant Holder, at least fifteen days prior to the date specified in (x) or (y) below, as the case may be, a notice containing a brief description of the proposed action and stating the date on which (x) a record is to be taken for the purpose of such dividend, distribution or rights, or (y) such reclassification, reorganization, consolidation, merger, conveyance, lease, dissolution, liquidation or winding up is to take place and the date, if any, is to be fixed, as of which the holders of Common Stock or other securities shall receive cash or other property deliverable upon such reclassification, reorganization, consolidation, merger, conveyance, dissolution, liquidation or winding up.

         11. RECLASSIFICATION, REORGANIZATION OR MERGER. In case of any reclassification, capital reorganization or other change of outstanding shares of Common Stock of the Company, or in case of any consolidation or merger of the Company with or into another corporation (other than a merger with a subsidiary in which merger the Company is the continuing corporation and which does not result in any reclassification, capital reorganization or other change of outstanding shares of Common Stock of the class issuable upon exercise of this Warrant) or in case of any sale, lease or conveyance to another corporation of the property of the Company as an entirety, the Company shall, as a condition precedent to such transaction, cause effective provisions to be made so that the Warrant Holder shall have the right thereafter by exercising this Warrant at any time prior to the expiration of the Warrant, to purchase the kind and amount of shares of stock and other securities and property receivable upon such reclassification, capital reorganization and other change, consolidation, merger, sale or conveyance by a holder of the number of shares of Common Stock which might have been purchased upon exercise of this Warrant immediately prior to such reclassification, change, consolidation, merger, sale or conveyance. Any such provision shall include provision for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Warrant. The foregoing provisions of this
Section 11 shall similarly apply to successive reclassifications, capital reorganizations and changes of shares of Common Stock and to successive consolidations, mergers, sales or conveyances. In the event that in connection with any such capital reorganization or reclassification, consolidation, merger, sale or conveyance, additional shares of Common, Stock shall be issued in exchange, conversion, substitution or payment, in whole or in part, for a security of the Company other than Common Stock, any such issue shall be treated as an issue of Common Stock covered by the provisions of Subsection (a) of section 7 hereof.

         12. VOLUNTARY ADJUSTMENT BY THE COMPANY. The Company may, at its option, at any time during the term of the Warrants, reduce the then current Exercise Price to any amount deemed appropriate by the Board of Directors of the Company and/or extend the date of the expiration of the Warrants.

         13. REGISTRATION UNDER THE SECURITIES ACT OF 1993. The Company shall advise the Holder of this Warrant or of the Warrant Shares or any then holder of Warrants or Warrant Shares (such persons being collectively referred to herein as "holders") by written notice at least four weeks prior to the filing of any registration statement or post-effective amendment thereto under the Securities Act of 1933 (the "Act") covering securities of the Company and will for a period of four years to register such Warrants and/or the Warrant Shares for sale pursuant to such public offering and commencing one year from the date hereof, upon the request of any such holder, include in any such registration statement such information as may be required to permit a public offering of the Warrants or the Warrant Shares. The Company shall supply prospectuses and other documents as the Holder may request in order to facilitate the public sale or other disposition of the warrants or Warrant Shares, qualify the Warrants and the Warrant Shares for sale in such states as any such holder designates and do any and all other acts and things which may be necessary or desirable to enable such Holders to consummate the public sale or other disposition of the Warrants or Warrant Shares, and furnish indemnification in the manner as set forth in Subsection (d) of this Section 13. Such holders shall furnish information and indemnification as set forth in Subsection (d) of this Section 13, except that the maximum amount which may be recovered from the Holder shall be limited to the amount of proceeds received by the Holder from the sale of the Warrants or Warrant Shares. The giving of notice pursuant to this Subsection 13 (a) by the Company of its intention to file a registration statement shall in no way obligate the company to file any such registration statement, and notwithstanding the filing of such registration statement, the Company may, at any time prior to the effective date thereof, determine to withdraw the registration statement from the Securities and Exchange Commission, without liability of the Company to any holders.

                  (c) The Company shall bear the entire cost and expense of any registration of securities initiated by it notwithstanding that Warrants and/or Warrant Shares subject to this Warrant may be included in any such registration. Any holder whose Warrants and/or Warrant Shares are included in any such registration statement pursuant to this section 13 shall, however, bear the fees of his own counsel and any registration fees, transfer taxes of underwriting discounts or commissions applicable to the Warrant Shares sold by him pursuant thereto.

                  (d) The Company shall indemnify and hold harmless each such holder and each underwriter, within the meaning of the Act, who may purchase from or sell for any such holder any Warrants and/or Warrants Shares from and against any and all losses, claims, damages and liabilities causes by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any post-effective amendment thereto or any registration statement under the Act or any prospectus included therein required to be filed or furnished by reason of this Section 13 or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or alleged untrue statement or omission or alleged omission based upon information furnished or required to be furnished in writing to the Company by such holder or underwriter expressly for use therein, which indemnification shall include each person, if any, who controls any such underwriter within the meaning of such Act; provided, however, that the Company shall not be obliged so to indemnify any such underwriter or controlling person unless such underwriter or shareholder shall at the same time indemnify the Company, its directors, each officer signing the related registration statement and each person, if any, who controls the Company within the meaning of such Act, from and against any and all losses, claims, damages and liabilities caused by any untrue statement or alleged untrue statement of a material fact contained in any registration statement of any prospectus required to be filed or furnished by reason of this Section 13 or caused by any omission to state therein a material fact required to the stated therein or necessary to make the statements therein not misleading, insofar as such losses, claims, damages or liabilities are caused by any untrue statement or alleged untrue statement or omission based upon information furnished in writing to the company by any such underwriter or shareholder expressly for use therein.

                  The Company's agreements with respect to Warrants or Warrants Shares in this Section 13 continue in effect regardless of the exercise and surrender of this Warrant.



[SEAL]
                                  By:___________________________________________
Dated:                                                President

Attest:


__________________________________________
                  Secretary